SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.  000-50469

Date of Report:  March 31, 2010

GREENSHIFT CORPORATION
(Exact name of registrant as specified in its charter)-

Delaware		59-3764931
(State of other jurisdiction of		(IRS Employer
incorporation or organization		Identification No.)

One Penn Plaza, Suite 1612, New York, NY	10119
(Address of principal executive offices)		(Zip Code)

(212) 994-5374
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENT TO ARTICLES OF INCORPORATION

On March 31, 2010 GreenShift filed with the Delaware Secretary of State a Certificate of Amendment of its Certificate of Incorporation.  The effect of the amendment was to increase the number of authorized shares of common stock to 20 billion.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

3-a           Certificate of Amendment of Certificate of Incorporation dated March 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 5, 2010	GreenShift Corporation

By: /s/ Kevin Kreisler
Kevin Kreisler, Chairman and CEO